UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 19, 2014

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant’s Certifying Accountant.

The audit committee, or the audit committee, of the board of trustees of RAIT Financial Trust, or RAIT, has completed a competitive process to review the appointment of RAIT’s independent registered public accounting firm for the year ending December 31, 2014.

As a result of this process, on March 21, 2014, the audit committee approved appointing KPMG LLP, or KPMG, to serve as RAIT’s independent public accountants for the fiscal year ending December 31, 2014.

Grant Thornton LLP, or Grant Thornton, notified RAIT on March 19, 2014 that it would not participate in this process and so declined to stand for re-appointment for that role. The audit reports of Grant Thornton on the consolidated financial statements of RAIT for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of Grant Thornton on the effectiveness of internal control over financial reporting of RAIT as of December 31, 2013 and 2012 did not contain any adverse opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through March 19, 2014, there were: (1) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) and related instructions of Regulation S-K) between RAIT and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference thereto in their reports on RAIT’s financial statements for such years, and (2) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

RAIT provided Grant Thornton with a copy of the disclosures in this Current Report on Form 8-K and requested that Grant Thornton provide it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with RAIT’s statements in this Item 4.01. Grant Thornton provided RAIT with such letter, a copy of which is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through March 21, 2014, RAIT did not consult with KPMG regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on RAIT’s financial statements, and KPMG did not provide any written report or oral advice that KPMG concluded was an important factor considered by RAIT in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement” (as that term is defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K) or “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated March 25, 2014, regarding change in independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

March 25, 2014	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated March 25, 2014, regarding change in independent registered public accounting firm.